Variflex Variable Annuity
Variflex LS Variable Annuity
Variflex Extra Credit Variable Annuity
Variflex Signature Variable Annuity
NEA Valuebuilder Variable Annuity
AEA Valuebuilder Variable Annuity
Security Benefit Advisor Variable Annuity
AdvisorDesigns Variable Annuity
AdvanceDesigns Variable Annuity
SecureDesigns Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 3, 2006,
To Current Prospectus Dated May 1, 2005

Effective January 1, 2006, Roth contributions described in Section 402A of the Internal Revenue Code (the "Code") can be made to a Qualified Plan described in Section 403(b) of the Code. The following addition is made to the Prospectus after the "Section 403(b)" portion of the Qualified Plans discussion of the Federal Tax Matters:

      Roth 403(b). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.
      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
      Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account.
      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
      The employee may roll over distributions from a Roth 403(b) account to another Roth account, to a Roth account in a 401(k) plan, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account or a Roth 401(k) account, but not a Roth IRA.

Please Retain This Supplement For Future Reference